UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 12, 2015

MARTEN TRANSPORT, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin	54755
(Address of principal executive offices)	(Zip Code)

(715) 926-4216

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.02.     Compensatory Arrangements of Certain Officers.

On May 12, 2015, our Compensation Committee approved an increase to the base salary for each of the company’s named executive officers listed below, retroactive to April 6, 2015. Effective April 6, 2015, the named executive officers will receive the following annual base salaries in the listed positions:

Name and Position as of May 12, 2015	Former Base Salary	Base Salary Effective April 6, 2015

Randolph L. Marten	$586,500	$609,960
(Chairman and Chief Executive Officer)
Timothy M. Kohl	$434,000	$451,360
(President)
Timothy P. Nash	$301,500	$313,560
(Executive Vice President of Sales and Marketing)
James J. Hinnendael	$243,800	$253,552
(Executive Vice President and Chief Financial Officer)
John H. Turner	$242,100	$251,784
(Senior Vice President of Sales)

On May 12, 2015, our Compensation Committee also approved the following fee schedule for non-employee directors for fiscal year 2015, which remains unchanged from the fee schedule for 2014:

2015

Annual Board Retainer	$26,000
Lead Director	10,000
Audit Committee chair	15,000
Compensation Committee chair	10,000
Nominating/Corporate Governance Committee chair	3,500

Non-employee directors also receive $1,500 for attendance at each Board meeting, $750 for each committee meeting attended and reimbursement for out-of-pocket expenses related to attending meetings.

Each non-employee director will also receive a grant of 1,000 shares of common stock in connection with re-election to the Board by the stockholders.

On May 12, 2015, our Compensation Committee also approved the form of non-statutory stock option agreement and the form of performance unit award agreement for the 2015 Equity Incentive Plan. The form of non-statutory stock option agreement and form of performance unit award agreement are filed as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

Marten Transport, Ltd. held its 2015 Annual Meeting of Stockholders on May 12, 2015. The final results of the stockholder vote on the business brought before the meeting are as follows:

1.     To elect six directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. Our stockholders duly elected all director nominees as follows:

	For	Withheld	Broker Non-Votes
Randolph L. Marten	30,289,484	230,973	1,185,041
Larry B. Hagness	27,609,082	2,911,375	1,185,041
Thomas J. Winkel	28,191,247	2,329,210	1,185,041
Jerry M. Bauer	30,039,061	481,396	1,185,041
Robert L. Demorest	30,347,719	172,738	1,185,041
G. Larry Owens	30,347,929	172,528	1,185,041

2.     To consider and vote on a proposal to amend our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 48,000,000 to 96,000,000 shares. Our stockholders approved this proposal as follows:

For	Against	Abstain	Broker Non-Votes
26,341,392	5,148,114	215,992	0

3.     To approve the Marten Transport, Ltd. 2015 Equity Incentive Plan. Our stockholders approved this proposal as follows:

For	Against	Abstain	Broker Non-Votes
29,456,480	838,091	225,886	1,185,041

4.     To consider and hold a vote on an advisory resolution to approve executive compensation. Our stockholders approved this proposal as follows:

For	Against	Abstain	Broker Non-Votes
30,186,768	80,138	253,551	1,185,041

5.     To consider a proposal to ratify the selection of Grant Thornton LLP as our independent public accountants for the year ending December 31, 2015. Our stockholders approved this proposal as follows:

For	Against	Abstain	Broker Non-Votes
31,371,020	119,271	215,207	0

Section 7 – Regulation FD

Item 7.01.     Regulation FD Disclosure.

Beginning on or about May 15, 2015, representatives of Marten Transport, Ltd. intend to make presentations at investor conferences and in other forums, including the 2015 KeyBanc Capital Markets’ Industrial, Automotive & Transportation Conference in Boston, Massachusetts on May 27, 2015, and these presentations may include the information contained in Exhibit 99.1 attached to this current report on Form 8-K. A copy of the presentation slides containing such information that may be disclosed by Marten is attached as Exhibit 99.1 to this report and the information set forth therein is incorporated herein by reference and constitutes a part of this report. Marten expects to disclose the information contained in Exhibit 99.1, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during 2015.

Marten is furnishing the information contained in Exhibit 99.1 pursuant to Regulation FD and Item 7.01 of Form 8-K. The information in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

The information contained in Exhibit 99.1 is summary information that is intended to be considered in the context of Marten’s SEC filings and other public announcements that Marten may make, by press release or otherwise, from time to time. Marten undertakes no duty or obligation to publicly update or revise the information contained in Exhibit 99.1, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. By filing this current report on Form 8-K and furnishing this information, Marten makes no admission as to the materiality of any information contained in this report, including Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.

Not Applicable.

(b)     Pro Forma Financial Information.

Not Applicable.

(c)     Shell Company Transactions.

Not Applicable.

(d)     Exhibits.

Exhibit No.	Description

10.1	Named Executive Officer Compensation
10.2	2015 Non-Employee Director Compensation Summary
10.3	Form of Non-Statutory Stock Option Agreement for the 2015 Equity Incentive Plan
10.4	Form of Performance Unit Awards Agreement for the 2015 Equity Incentive Plan
99.1	Investor presentation slides to be used by Marten Transport, Ltd. (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: May 15, 2015	By:	/s/ James J. Hinnendael
James J. Hinnendael
Its: Executive Vice President and Chief Financial Officer

MARTEN TRANSPORT, LTD.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Named Executive Officer Compensation
10.2	2015 Non-Employee Director Compensation Summary
10.3	Form of Non-Statutory Stock Option Agreement for the 2015 Equity Incentive Plan
10.4	Form of Performance Unit Awards Agreement for the 2015 Equity Incentive Plan
99.1	Investor presentation slides to be used by Marten Transport, Ltd. (furnished herewith)